Fees Summary	Oct. 01, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,875,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,251.13
Total Offset Amount	0.00
Net Fee	$ 2,251.13